Exhibit 10.17
SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.16
Each of the following Named Executive Officers has entered into a Form of Indemnification Agreement as set forth in Exhibit 10.16 as of the date indicated below:

NAME	DATE

Carlos M. Cardoso	May 29, 2003
Stanley B. Duzy	December 12, 2000
David W. Greenfield	October 1, 2001
Ronald C. Keating	March 1, 2006
Catherine R. Smith	May 11, 2005
Markos I. Tambakeras	July 1, 1999
Michael P. Wessner, who is listed as a Named Executive Officer in the Corporation’s 2006 Proxy Statement, ceased being an employee of the Corporation effective June 8, 2006 in connection with the divestiture of the J&L Industrial Supply segment.